Exhibit 99.1

For Immediate Release
July 31, 2015
PNM Resources Reports Second Quarter Results
2015 Earnings Guidance Affirmed, Conference call set for 11 a.m. Eastern today

PNM Resources (In millions, except EPS)

	Q2 2015	Q2 2014	YTD 2015	YTD 2014
GAAP net earnings	$31.7	$29.1	$46.0	$41.6
GAAP diluted EPS	$0.40	$0.36	$0.57	$0.52
Ongoing net earnings	$35.4	$31.5	$51.8	$45.7
Ongoing diluted EPS	$0.44	$0.39	$0.65	$0.57

(ALBUQUERQUE, N.M.) - PNM Resources (NYSE: PNM) today released the company’s 2015 second quarter earnings results. In addition, management affirmed its 2015 consolidated ongoing earnings guidance range of $1.50 to $1.62 per diluted share.

“PNM Resources is focused on serving our customers and improving our system,” said Pat Vincent-Collawn, PNM Resources’ chairman, president and CEO. “In the second quarter, the company continued to perform as expected and remains on track. Strong numbers in Texas helped maintain our momentum, while in New Mexico we are successfully meeting the challenges of a still soft economy. In the regulatory proceeding on the plan for San Juan Generating Station, PNM expects to deliver the remaining signatures on the restructuring agreement and testimony later today.”

SEGMENT REPORTING OF 2015 SECOND QUARTER AND YEAR TO DATE EARNINGS

PNM - a vertically integrated electric utility in New Mexico with distribution, transmission and generation assets.

PNM (In millions, except EPS)

	Q2 2015	Q2 2014	YTD 2015	YTD 2014
GAAP net earnings	$21.4	$20.2	$31.4	$27.8
GAAP diluted EPS	$0.27	$0.25	$0.39	$0.35
Ongoing net earnings	$25.1	$22.5	$36.2	$31.5
Ongoing diluted EPS	$0.31	$0.28	$0.46	$0.39

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In the second quarter, PNM’s ongoing earnings benefited from the half-priced Palo Verde Unit 1 leases, an El Paso Natural Gas FERC tariff refund, income from refined coal, gains from the Palo Verde Nuclear Decommissioning Trust, the purchase of the Rio Bravo Generating Station, AFUDC, and the 2014 impacts of an IRS settlement. These were partially offset by load, the termination of the Gallup wholesale generation contract, off system sales sharing, depreciation and property tax expenses and milder weather.

TNMP - an electric transmission and distribution utility in Texas.

TNMP (In millions, except EPS)

	Q2 2015	Q2 2014	YTD 2015	YTD 2014
GAAP net earnings	$11.9	$9.5	$19.6	$16.3
GAAP diluted EPS	$0.15	$0.12	$0.24	$0.20
Ongoing net earnings	$11.9	$9.6	$19.6	$16.4
Ongoing diluted EPS	$0.15	$0.12	$0.24	$0.20

•

•	In the second quarter, TNMP’s ongoing earnings benefitted from rate relief and increased load which were partially offset by higher depreciation and property tax expenses.

Corporate and Other - a segment that reflects costs at the PNM Resources holding company, mainly comprised of interest expense related to debt.

Corporate and Other (In millions, except EPS)

	Q2 2015	Q2 2014	YTD 2015	YTD 2014
GAAP net earnings (loss)	$(1.6)	$(0.6)	$(4.9)	$(2.5)
GAAP diluted EPS	$(0.02)	$(0.01)	$(0.06)	$(0.03)
Ongoing net earnings (loss)	$(1.6)	$(0.6)	$(3.9)	$(2.2)
Ongoing diluted EPS	$(0.02)	$(0.01)	$(0.05)	$(0.02)

•

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Corporate and Other benefitted from a net improvement in interest expense related to the retirement of long-term debt in May 2015.  This was more than offset by the impact of the 2014 IRS settlement, which is offset in the PNM segment.

Financial materials are available at http://www.pnmresources.com/investors/results.cfm.

SECOND QUARTER CONFERENCE CALL: 11 AM EASTERN TODAY

PNM Resources will discuss second quarter earnings results during a live conference call and webcast today at 11 a.m. Eastern. Speaking on the call will be Pat Vincent-Collawn, PNM Resources chairman, president and CEO, and Chuck Eldred, PNM Resources executive vice president and CFO.

A live webcast of the call will be archived at http://www.pnmresources.com/investors/events.cfm.

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PNM Resources Reports Q2 Earnings            7-31-15                    p. 3 of 3

Listeners are encouraged to visit the website at least 30 minutes before the event to register, download and install any necessary audio software.

Investors and analysts can participate in the live conference call by pre-registering using the following link to receive a special dial-in number and PIN: http://dpregister.com/10069228 Telephone participants who are unable to pre-register may participate in the live conference call by dialing (866) 807-9684 or (412) 317-5415 fifteen minutes prior to the event and referencing “the PNM Resources second quarter conference call.”

Supporting material for PNM Resources’ earnings announcements can be viewed and downloaded at http://www.pnmresources.com/investors/results.cfm.

Background:
PNM Resources (NYSE: PNM) is an energy holding company based in Albuquerque, N.M., with 2014 consolidated operating revenues of $1.4 billion. Through its regulated utilities, PNM and TNMP, PNM Resources has approximately 2,707 megawatts of generation capacity and provides electricity to more than 753,000 homes and businesses in New Mexico and Texas. For more information, visit the company's website at www.PNMResources.com.

CONTACTS:
Analysts                        Media
Jimmie Blotter                        Pahl Shipley
(505) 241-2227                    (505) 241-2782

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995
Statements made in this news release that relate to future events or PNM Resources’ (“PNMR”), Public Service Company of New Mexico’s (“PNM”), or Texas-New Mexico Power Company’s (“TNMP”) (collectively, the “Company”) expectations, projections, estimates, intentions, goals, targets, and strategies are made pursuant to the Private Securities Litigation Reform Act of 1995. Readers are cautioned that all forward-looking statements are based upon current expectations and estimates. PNMR, PNM, and TNMP assume no obligation to update this information. Because actual results may differ materially from those expressed or implied by these forward-looking statements, PNMR, PNM, and TNMP caution readers not to place undue reliance on these statements. PNMR's, PNM's, and TNMP's business, financial condition, cash flow, and operating results are influenced by many factors, which are often beyond their control that can cause actual results to differ from those expressed or implied by the forward-looking statements. For a discussion of risk factors and other important factors affecting forward-looking statements, please see the Company’s Form 10-K and Form 10-Q filings with the Securities and Exchange Commission, which factors are specifically incorporated by reference herein.

Non-GAAP Financial Measures
The Company uses ongoing earnings and ongoing earnings per diluted share (or ongoing diluted earnings per share) to evaluate the operations of the Company and to establish goals for management and employees. While the Company believes these financial measures are appropriate and useful for investors, they are not measures presented in accordance with generally accepted accounting principles in the U.S. (“GAAP”). The Company does not intend for these measures, or any piece of these measures, to represent any financial measure as defined by GAAP. Furthermore, the Company’s calculations of these measures as presented may or may not be comparable to similarly titled measures used by other companies. The Company uses ongoing earnings guidance to provide investors with management's expectations of ongoing financial performance over the period presented. While the Company believes ongoing earnings guidance is an appropriate measure, it is not a measure presented in accordance with GAAP. The Company does not intend for ongoing earnings guidance to represent an expectation of net earnings as defined by GAAP. Management is generally not able to estimate the impact of the reconciling items between ongoing earnings guidance and forecasted GAAP net earnings, nor their probable impact on GAAP net earnings; therefore, management is generally not able to provide a corresponding GAAP equivalent for earnings guidance.

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PNM Resources, Inc. and Subsidiaries
Schedule 1
Reconciliation of GAAP to Ongoing Earnings
(Preliminary and Unaudited)

	PNM	TNMP	Corporate and Other	Consolidated
	(in thousands)
Three Months Ended June 30, 2015
GAAP Net Earnings (Loss) Attributable to PNMR:	$21,381	$11,865	$(1,573)	$31,673
Adjusting items, net of income tax effects
Mark-to-market impact of economic hedges[1]	2,680	—	—	2,680
Net change in unrealized impairments of available-for-sale securities[2]	727	—	—	727
Regulatory disallowances[3]	930	—	—	930
(Gain) loss related to previously disposed of activities[4]	(660)	—	3	(657)
Total Adjustments	3,677	—	3	3,680
Ongoing Earnings (Loss)	$25,058	$11,865	$(1,570)	$35,353

Six Months Ended June 30, 2015
GAAP Net Earnings (Loss) Attributable to PNMR:	$31,371	$19,559	$(4,917)	$46,013
Adjusting items, net of income tax effects
Mark-to-market impact of economic hedges[5]	3,726	—	—	3,726
Net change in unrealized impairments of available-for-sale securities[2]	466	—	—	466
New Mexico corporate income tax rate change[6]	(470)	—	(203)	(673)
Regulatory disallowances[3]	1,061	—	—	1,061
State tax credit and NOL impairment[6]	658	—	342	1,000
(Gain) loss related to previously disposed of activities[7]	(660)	—	905	245
Total Adjustments	4,781	—	1,044	5,825
Ongoing Earnings (Loss)	$36,152	$19,559	$(3,873)	$51,838

2015 income tax effects calculated using tax rates of 35.00% for TNMP and 39.19% for other segments.

The impacts of adjusting items are reflected on the GAAP Condensed Consolidated Statement of Earnings as follows:
[1]Pre-tax[8] impacts reflected as $4,370 thousand reduction in "Electric Operating Revenues" and $38 thousand increase in "Cost of energy"
[2]Pre-tax[8] impact reflected in "Gains on available-for-sale securities"
[3]Pre-tax[8] impact reflected in "Regulatory disallowances"
[4]Pre-tax[8] impacts reflected as $1,086 thousand increase in "Other income" and $5 thousand increase in "Interest charges"
[5]Pre-tax[8] impacts reflected as $6,018 thousand reduction in "Electric Operating Revenues" and $109 thousand increase in "Cost of energy"
[6]Impact reflected in "Income Taxes"
[7] Pre-tax[8] impacts reflected as $1,086 thousand increase in "Other income", $291 thousand increase in "Taxes other than income taxes", $74 thousand increase in "Interest charges", and $1,122 thousand increase in "Other deductions"

[8] Tax impacts reflected in "Income Taxes"

PNM Resources, Inc. and Subsidiaries
Schedule 2
Reconciliation of GAAP to Ongoing Earnings
(Preliminary and Unaudited)

	PNM	TNMP	Corporate and Other	Consolidated
	(in thousands)
Three Months Ended June 30, 2014
GAAP Net Earnings (Loss) Attributable to PNMR:	$20,214	$9,534	$(607)	$29,141
Adjusting items, net of income tax effects
Mark-to-market impact of economic hedges[1]	258	—	—	258
Net change in unrealized impairments of available-for-sale securities[2]	(55)	—	—	(55)
Process improvement initiatives[3]	1,115	34	—	1,149
San Juan Coal Company audit arbitration[4]	1,015	—	—	1,015
Total Adjustments	2,333	34	—	2,367
Ongoing Earnings (Loss)	$22,547	$9,568	$(607)	$31,508

Six Months Ended June 30, 2014
GAAP Net Earnings (Loss) Attributable to PNMR:	$27,757	$16,336	$(2,484)	$41,609
Adjusting items, net of income tax effects
Mark-to-market impact of economic hedges[5]	1,931	—	—	1,931
Net change in unrealized impairments of available-for-sale securities[2]	(274)	—	—	(274)
New Mexico corporate income tax rate change[6]	—	—	241	241
Process improvement initiatives[3]	1,115	34	—	1,149
San Juan Coal Company audit arbitration[4]	1,015	—	—	1,015
Total Adjustments	3,787	34	241	4,062
Ongoing Earnings (Loss)	$31,544	$16,370	$(2,243)	$45,671

2014 income tax effects calculated using tax rates of 35.00% for TNMP and 39.42% for other segments.

The impacts of adjusting items are reflected on the GAAP Condensed Consolidated Statement of Earnings as follows:
[1]Pre-tax[7] impacts reflected as $442 thousand reduction in "Electric Operating Revenues" and $16 thousand reduction in "Cost of energy"
[2]Pre-tax[7] impact reflected in "Gains on available-for-sale securities"
[3]Pre-tax[7] impact reflected in "Administrative and general"
[4]Pre-tax[7] impact reflected in "Cost of energy"
[5]Pre-tax[7] impacts reflected as $3,365 thousand reduction in "Electric Operating Revenues" and $177 thousand reduction in "Cost of energy"
[6]Impact reflected in "Income Taxes"
[7]Tax impacts reflected in "Income Taxes"

PNM Resources, Inc. and Subsidiaries
Schedule 3
Reconciliation of GAAP to Ongoing Earnings Per Diluted Share
(Preliminary and Unaudited)

	PNM	TNMP	Corporate and Other	Consolidated
	(per diluted share)
Three Months Ended June 30, 2015
GAAP Net Earnings (Loss) Attributable to PNMR:	$0.27	$0.15	$(0.02)	$0.40
Adjusting items
Mark-to-market impact of economic hedges	0.03	—	—	0.03
Net change in unrealized impairments of available-for-sale securities	0.01	—	—	0.01
Regulatory disallowances	0.01	—	—	0.01
(Gain) loss related to previously disposed of activities	(0.01)	—	—	(0.01)
Total Adjustments	0.04	—	—	0.04
Ongoing Earnings (Loss)	$0.31	$0.15	$(0.02)	$0.44
Average Diluted Shares Outstanding: 80,133,154

Six Months Ended June 30, 2015
GAAP Net Earnings (Loss) Attributable to PNMR:	$0.39	$0.24	$(0.06)	$0.57
Adjusting items
Mark-to-market impact of economic hedges	0.05	—	—	0.05
Net change in unrealized impairments of available-for-sale securities	0.01	—	—	0.01
New Mexico corporate income tax rate change	—	—	—	—
Regulatory disallowances	0.01	—	—	0.01
State tax credit and NOL impairment	0.01	—	—	0.01
(Gain) loss related to previously disposed of activities	(0.01)	—	0.01	—
Total Adjustments	0.07	—	0.01	0.08
Ongoing Earnings (Loss)	$0.46	$0.24	$(0.05)	$0.65
Average Diluted Shares Outstanding: 80,143,056

PNM Resources, Inc. and Subsidiaries
Schedule 4
Reconciliation of GAAP to Ongoing Earnings Per Diluted Share
(Preliminary and Unaudited)

	PNM	TNMP	Corporate and Other	Consolidated
	(per diluted share)
Three Months Ended June 30, 2014
GAAP Net Earnings (Loss) Attributable to PNMR:	$0.25	$0.12	$(0.01)	$0.36
Adjusting items
Mark-to-market impact of economic hedges	—	—	—	—
Net change in unrealized impairments of available-for-sale securities	—	—	—	—
Process improvement initiatives	0.01	—	—	0.01
San Juan Coal Company audit arbitration	0.01	—	—	0.01
Total Adjustments	0.02	—	—	0.02
Ongoing Earnings (Loss)	$0.28	$0.12	$(0.01)	$0.39
Average Diluted Shares Outstanding: 80,227,063

Six Months Ended June 30, 2014
GAAP Net Earnings (Loss) Attributable to PNMR:	$0.35	$0.20	$(0.03)	$0.52
Adjusting items
Mark-to-market impact of economic hedges	0.02	—	—	0.02
Net change in unrealized impairments of available-for-sale securities	—	—	—	—
New Mexico corporate income tax rate change	—	—	—	—
Process improvement initiatives	0.01	—	—	0.01
San Juan Coal Company audit arbitration	0.01	—	—	0.01
Total Adjustments	0.04	—	—	0.04
Ongoing Earnings (Loss)	$0.39	$0.20	$(0.02)	$0.57
Average Diluted Shares Outstanding: 80,307,180

Tables may not appear visually accurate due to rounding.

PNM Resources, Inc. and Subsidiaries
Schedule 5
Condensed Consolidated Statement of Earnings
(Preliminary and Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2015	2014	2015	2014
	(In thousands, except per share amounts)
Electric Operating Revenues	$352,887	$346,160	$685,755	$675,057
Operating Expenses:
Cost of energy	114,038	109,419	229,683	222,033
Administrative and general	39,928	45,235	83,787	89,093
Energy production costs	44,790	45,846	87,459	93,134
Regulatory disallowances	1,529	—	1,744	—
Depreciation and amortization	46,049	42,163	91,510	84,130
Transmission and distribution costs	16,868	16,068	33,354	32,974
Taxes other than income taxes	17,271	16,133	36,234	33,644
Total operating expenses	280,473	274,864	563,771	555,008
Operating income	72,414	71,296	121,984	120,049
Other Income and Deductions:
Interest income	1,941	2,040	3,691	4,158
Gains on available-for-sale securities	5,556	4,699	9,580	7,272
Other income	5,717	3,180	10,679	4,754
Other (deductions)	(3,707)	(2,169)	(7,370)	(5,102)
Net other income and deductions	9,507	7,750	16,580	11,082
Interest Charges	28,913	29,972	59,186	59,506
Earnings before Income Taxes	53,008	49,074	79,378	71,625
Income Taxes	17,353	15,893	25,870	22,313
Net Earnings	35,655	33,181	53,508	49,312
(Earnings) Attributable to Valencia Non-controlling Interest	(3,850)	(3,908)	(7,231)	(7,439)
Preferred Stock Dividend Requirements of Subsidiary	(132)	(132)	(264)	(264)
Net Earnings Attributable to PNMR	$31,673	$29,141	$46,013	$41,609

Net Earnings Attributable to PNMR per Common Share:
Basic	$0.40	$0.37	$0.58	$0.52
Diluted	$0.40	$0.36	$0.57	$0.52
Dividends Declared per Common Share	$0.200	$0.185	$0.400	$0.370